Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2026

Supplement Dated September 24, 2026

Effective August 1, 2026, Templeton Asset Management Ltd. replaced The Putnam Advisory Company, LLC as a sub-advisor for Putnam VT Global Asset Allocation Fund, Class IB, and Putnam VT Global Health Care Fund, Class IB, (together, the "Funds"). Therefore, effective August 1, 2026, all references to The Putnam Advisory Company, LLC, as a sub-advisor for the Funds, are replaced with Templeton Asset Management Ltd. in Appendix A: Portfolio Companies Available Under the Policy.

Additionally, effective September 4, 2026, the Fee Waiver which was previously applicable for Putnam VT Global Asset Allocation Fund, Class IB, was updated. The Current Expenses decreased from 1.09% to 0.86%. Current Expenses take into account expense reimbursement or fee waiver arrangements in place and reflect temporary fee reductions under such an arrangement. Therefore, effective September 4, 2026, the Current Expense for Putnam VT Global Asset Allocation Fund, Class IB, is updated to 0.86% in Appendix A: Portfolio Companies Available Under the Policy.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2980 09-26